                                                                    EXHIBIT 25.1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM T-1

                       STATEMENT OF ELIGIBILITY UNDER THE
                  TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                               ------------------

          CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                          PURSUANT TO SECTION 305(b)(2)

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                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

                                    NEW YORK
              (State of incorporation if not a U.S. national bank)

                                   13-5160382
                      (I.R.S. employer identification no.)

                    ONE WALL STREET, NEW YORK, NEW YORK 10286

               (Address of principal executive offices) (Zip Code)

                               -------------------

                              THE BANK OF NEW YORK
                             10161 CENTURION PARKWAY
                           JACKSONVILLE, FLORIDA 32256
                             ATTN: MR. DEREK KETTEL

                                 (904) 998-4716
            (Name, address and telephone number of agent for service)

                              --------------------

                              DELTA AIR LINES, INC.
               (Exact name of obligor as specified in its charter)

          DELAWARE                                        58-0218548
(State or other jurisdiction of                         (IRS employer
 incorporation or organization)                       identification no.)

                    HARTSFIELD ATLANTA INTERNATIONAL AIRPORT
                             ATLANTA, GEORGIA 30320
                                 (404) 715-2600

                   (Address, zip code and telephone number of
                          principal executive offices)

                              --------------------

                          10.00% SENIOR NOTES DUE 2008
                       (Title of the indenture securities)

1.       General Information.

         Furnish the following information as to the trustee--

         (a) Name and address of each examining or supervising authority to which it is subject.

                  SUPERINTENDENT OF BANKS OF THE STATE OF NEW YORK
                  2 RECTOR STREET
                  NEW YORK, N.Y.  10006, AND ALBANY, N.Y.  12203

                  FEDERAL RESERVE BANK OF NEW YORK
                  33 LIBERTY PLAZA
                  NEW YORK, N.Y.  10045

                  FEDERAL DEPOSIT INSURANCE CORPORATION
                  WASHINGTON, D.C.  20429

                  NEW YORK CLEARING HOUSE ASSOCIATION
                  NEW YORK, N.Y.  10005

         (b)      Whether it is authorized to exercise corporate trust powers.

                  YES.

2.       Affiliations with Obligor.

         If the obligor is an affiliate of the trustee, describe each such affiliation.

         NONE.

3-15     Not Applicable

16.      List of Exhibits.

         Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

         (1) A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

         (4) A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

         (6) The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration No. 33-44051.)

         (7) A copy of the latest report of condition of the Trustee published pursuant to law or the requirements of its supervising or examining authority.

                                    SIGNATURE


         Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Jacksonville and the State of Florida, on the 23rd day of March, 2004.


                                       THE BANK OF NEW YORK


                                       By:      /S/ Derek Kettel
                                                ----------------------
                                                Derek Kettel, Agent

                              EXHIBIT 6 TO FORM T-1

                               CONSENT OF TRUSTEE


         Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, in connection with the proposed issuance of Delta Air Lines, Inc. Notes, The Bank of New York hereby consents that reports of examinations by Federal, State, Territorial or District Authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.


                                            THE BANK OF NEW YORK

                                            By:      /S/ Derek Kettel
                                                     -----------------------
                                                     Derek Kettel, Agent

                              EXHIBIT 7 TO FORM T-1

                       Consolidated Report of Condition of
                              THE BANK OF NEW YORK
                    of One Wall Street, New York, N.Y. 10286


         And Foreign and Domestic Subsidiaries, a member of the Federal Reserve System, at the close of business December 31, 2003, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


                                                                                     Dollar Amounts
                                                                                      in Thousands

ASSETS
-------

Cash and balances due from depository institutions:
  Noninterest-bearing balances and currency and coin ...............................  $ 3,752,987
  Interest-bearing balances ........................................................    7,153,561
Securities:
  Held-to-maturity securities ......................................................      260,388
  Available-for-sale securities ....................................................   21,587,862
Federal funds sold and securities purchased under agreements to resell:
  Federal funds sold in domestic offices ...........................................      165,000
  Securities purchased under agreements to resell ..................................    2,804,315
Loans and lease financing receivables:
  Loans and leases held for sale ...................................................      557,358
  Loans and leases, net of unearned income .............................. 36,255,119
  LESS: Allowance for loan and lease losses .............................    664,233
  Loans and leases, net of unearned income and allowance and reserve ...............   35,590,886
Trading assets .....................................................................    4,892,480
Premises and fixed assets (including capitalized leases) ...........................      926,789
Other real estate owned ............................................................          409
Investments in unconsolidated subsidiaries and associated companies ................      277,788
Customers' liability to this bank on acceptances outstanding .......................      144,025
Intangible assets
   Goodwill ........................................................................    2,635,322
   Other Intangible Assets .........................................................      781,009
Other assets .......................................................................    7,727,722
                                                                                      -----------
Total assets .......................................................................  $89,257,901
                                                                                      ===========

LIABILITIES
-----------

Deposits:
  In domestic offices ..............................................................  $33,763,250
  Noninterest-bearing ................................................... 14,511,050
  Interest-bearing ...................................................... 19,252,200
  In foreign offices, Edge and Agreement subsidiaries, and IBFs ....................   22,980,400
  Noninterest-bearing ...................................................    341,376
  Interest-bearing ...................................................... 22,639,024
Federal funds purchased and securities sold under agreements to repurchased:
  Federal funds purchased in domestic offices ......................................      545,681
  Securities sold under agreements to repurchase ...................................      695,658
Trading liabilities ................................................................    2,338,897
Other borrowed money:
  (includes mortgage indebtedness and obligations
   under capitalized leases) .......................................................   11,078,363
Bank's liability on acceptances executed and outstanding ...........................      145,615
Subordinated notes and debentures ..................................................    2,408,665
Other liabilities ..................................................................    6,441,088
                                                                                      -----------
Total liabilities ..................................................................   80,397,617
                                                                                      ===========
Minority interest in consolidated subsidiaries .....................................      640,126

EQUITY CAPITAL

Common stock .......................................................................    1,135,284
Surplus ............................................................................    2,077,255
Retained earnings ..................................................................    4,955,319
Accumulated other comprehensive income .............................................       52,300
Other equity capital components ....................................................            0
                                                                                      -----------
Total equity capital ...............................................................    8,220,158
                                                                                      -----------
Total liabilities and equity capital ...............................................  $89,257,901
                                                                                      ===========


         I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.


                                                                Thomas J. Mastro

         We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.


        Thomas A. Renyi   )
        Gerald L. Hassell )        Directors
        Alan R. Griffith  )